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                                                                   EXHIBIT 10.62

                      LOAN DOCUMENT MODIFICATION AGREEMENT
                      ------------------------------------
                    Number 11; dated as of January 20, 2001
                    ---------------------------------------

     LOAN DOCUMENT MODIFICATION AGREEMENT dated as of January 20, 2001 (this "Agreement") by and among SILICON VALLEY BANK (the "Bank"), a California-chartered bank with its principal place of business located at 3003 Tasman Drive, Santa Clara, California 95054, and with a loan production office located at 40 William Street, Wellesley, Massachusetts 02481, doing business under the name "Silicon Valley East," LIONBRIDGE TECHNOLOGIES HOLDINGS B.V., a company with limited liability, incorporated in the Netherlands and having a principal place of business located at The Sinus Building, Overschiestraat 55, 1062 HN, Amsterdam, The Netherlands, LIONBRIDGE TECHNOLOGIES B.V., a company with limited liability, incorporated in the Netherlands and having a principal place of business located at the same address (each a "Borrower" and collectively, the "Borrowers"), and LIONBRIDGE TECHNOLOGIES, INC., a Delaware company with its principal place of business located at 950 Winter Street, Suite 2410, Waltham, Massachusetts 02451 (the "Parent Guarantor").

     1.  Reference to Existing Loan Documents.
         ------------------------------------

     Reference is hereby made to that Loan Agreement dated as of September 26, 1997 among the Bank and the Borrowers, as amended by Loan Documentation Modification Agreement No. 1 dated as of May 21, 1998, as further amended by Loan Document Modification Agreement No. 2 dated as of February 25, 1999, Loan Document Modification Agreement No. 3 dated as of May 20, 1999, Loan Document Modification Agreement No. 4 dated as of July 16, 1999, Loan Document Modification Agreement No. 5 dated as of September 20, 1999, Loan Document Modification Agreement No. 6 dated as of December 20, 1999, Loan Document Modification Agreement No. 7 dated as of March 20, 2000, Loan Document Modification Agreement No. 8 dated as of May 20, 2000, Loan Document Modification Agreement No. 9 dated as of July 20, 2000 and Loan Document Modification Agreement No. 10 dated as of October 20, 2000 (with the attached schedules and exhibits, and as the same may hereafter be further amended, modified, supplemented, extended or restated from time to time, the "Loan Agreement") and the Loan Documents referred to therein, including without limitation that certain Amended and Restated Promissory Note of the Borrowers dated as of October 20, 2000 in the principal amount of $8,000,000 (the "Existing Note") and the Security Documents referred to therein, and also including that certain Amended and Restated Guarantee of the Parent Guarantor dated as of May 21, 1998 in favor of the Bank (the "Parent Guarantee"). Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same respective meanings as set forth in the Loan Agreement.

     2.  Effective Date.
         --------------

     This Agreement shall become effective as of January 20, 2001 (the "Effective Date"), provided that the Bank shall have received the following on or before February

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27, 2001 and provided further, however, in no event shall this Agreement become effective until signed by an officer of the Bank in California:

          a. two copies of this Agreement, duly executed by each Borrower and the Parent Guarantor;

          b. an amended and restated promissory note in the form enclosed herewith (the "Amended Note"), duly executed by the Borrowers;

          c. the attached consents of affiliated entities who have previously furnished guaranties in favor of the Bank of the obligations of the Borrowers, duly executed by officers thereof;

          d.  payment of the Bank's facility fee specified below; and

          e. such other documents, and completion of such other matters, as the Bank may reasonably request in connection with the amendment of the Loan Agreement, as contemplated hereunder.

     By the signature of its authorized officer below, the Borrowers are hereby representing that, except as modified in Schedule A attached hereto, the representations of the Borrowers set forth in the Loan Documents (including those contained in the Loan Agreement, as amended by this Agreement) are true and correct as of the Effective Date as if made on and as of such date. In addition, the Borrowers confirm their authorization as to the debiting of their account with the Bank in the amount of $25,000 in order to pay the Bank's facility fee for the period up to and including the extended Revolving Maturity Date. Finally, the Borrowers (and each guarantor signing below) agree that, as of the Effective Date, they have no defenses against their obligations to pay any amounts under the Loan Agreement and the other Loan Documents.

     3.  Description of Change in Terms.
         ------------------------------

     As of the Effective Date, the Loan Agreement and the Parent Guarantee are modified in the following respects:

          a. Section 1.1 of the Loan Agreement is hereby amended by restating the definition of "Borrowing Base" in its entirety as follows:

               "`Borrowing Base' means an amount equal to eighty percent (80%) of Eligible Trade Accounts, as reasonably determined by the Bank with reference to the most recent Borrowing Base Certificate delivered by the Borrowers."

          b. Section 1.1 of the Loan Agreement is hereby further amended by restating the first sentence of the definition of "Eligible Trade Accounts" in its entirety as follows:

               "`Eligible Trade Accounts' means those Accounts that arise in the ordinary course of the business of the Borrowers or a Designated Subsidiary that are payable to such Borrower or Designated Subsidiary (other than Lionbridge France or Lionbridge K.K.) that comply with all representations and warranties to Bank set forth in Section 5."

          c. Section 1.1 of the Loan Agreement is hereby further amended by restating subsection (d) of the definition of "Eligible Trade Accounts" in its entirety as follows:



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               "(d)  Accounts either not invoiced from or with respect to which no billing, invoicing and receivables records are maintained in the United States, the Netherlands or, in the case of Accounts of Lionbridge-Ireland, Ireland (unless pre-approved in writing by the Bank in its discretion);"

          d. Section 1.1 of the Loan Agreement is hereby further amended by restating the definition of "Revolving Maturity Date" in its entirety as follows:

          "`Revolving Maturity Date' means April 20, 2001."

          e. Section 1.1 of the Loan Agreement is hereby further amended by deleting the definitions of "Completed Work in Process" and "Unbilled Billable Trade Accounts" and inserting the following definitions in alphabetical order:

               "`Tangible Net Worth' means as of any applicable date, the consolidated total assets of the Consolidated Group minus, without duplication, (i) the sum of any amounts attributable to (a) goodwill,
          (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) all reserves not already deducted from assets, and (ii) Total Liabilities.

               `Total Liabilities' means as of any date as of which the amount thereof shall be determined, all obligations that should, in accordance with GAAP, be classified as liabilities on the consolidated balance sheet of the Consolidated Group, including in any event all Indebtedness, but specifically excluding Subordinated Debt."

          f. Section 2.3(a) of the Loan Agreement is hereby restated in its entirety as follows:

               "Interest Rate. Except as set forth in Section 2.3(b), any Advances shall bear interest, on the average daily balance, at a rate per annum equal to the lesser of:

               (i) one and one-half percent (1 1/2%) per annum above the Prime Rate if the Consolidated Group shall have a Tangible Net Worth of less than $5,000,000;

               (ii) one percent (1%) per annum above the Prime Rate if (x) the Consolidated Group shall have a Tangible Net Worth of at least $5,000,000 and less than $30,000,000 or (y) the Consolidated Group shall have positive EBITDA (as defined in the Parent Guarantee) for three successive fiscal quarters and shall be in compliance with the Loan Agreement and the Parent Guarantee; or

               (iii) one-half percent ( 1/2%) per annum above the Prime Rate if the Consolidated Group shall have a Tangible Net Worth of at least $30,000,000."

          g. The Borrowing Base Certificates attached to the Loan Agreement as Exhibits C-1 and C-2 are hereby amended and restated in their entirety by the form of the Borrowing Base Certificate attached hereto as Exhibit C.

          h. Section 13(b) of the Parent Guarantee is hereby amended by setting the minimum required quarterly ratio of Quick Assets to Current Liabilities at
0.5 to 1.0 for the fiscal quarter ending March 31, 2001.

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          i.  Section 13(c) of the Parent Guarantee is hereby amended by setting the minimum EBITDA requirement at $200,000 for the fiscal quarter ending March 31, 2001.

          j. The Compliance Certificate attached to the Parent Guarantee is amended by restating in its entirety Exhibit A thereto in the form of Exhibit A hereto.

          k. The Loan Agreement and the other Loan Documents are hereby amended wherever necessary or appropriate to reflect the foregoing changes.

     4.  Waiver.
         ------

     The Borrowers and the Parent Guarantor represent and warrant to the Bank as follows:

          (a) The Borrowers were not in compliance with Section 13(c) of the Parent Guarantee (Minimum EBITDA) on December 31, 2000;

          (b) Other than as described in Paragraph 4(a) above, no Event of Default has occurred and is continuing on the date hereof; and

          (c) The representations and warranties contained in Section 5 of the Loan Agreement and Section 12 of the Parent Guarantee are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date).

     The Bank hereby waives the Event of Default described in Paragraph 4(a) above solely for the date indicated. No other waiver is given hereby.

     5.  Continuing Validity.
         -------------------

     Upon the effectiveness hereof, each reference in each Security Instrument or other Loan Document to (i) the "Loan Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended hereby and (ii) the "Parent Guarantee," "thereunder," "thereof," "therein" or words of like import referring to the Parent Guarantee, shall mean and be a reference to the Parent Guarantee, as amended hereby. Except as specifically set forth above, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments and limited waiver set forth above (i) do not constitute a waiver or modification of any term, condition or covenant of the Loan Agreement or any other Loan Document, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Loan Agreement, as modified hereby, or the other Loan Documents, and shall not obligate the Bank to assent to any further modifications.

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     6.  Miscellaneous.
         -------------

          a. This Agreement may be signed in one or more counterparts each of which taken together shall constitute one and the same document.

          b. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

          c. THE BORROWERS ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST THEM WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON THE BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA.

          d. The Borrowers agree to promptly pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester LLP, special counsel for the Bank with respect thereto.

                 [Remainder of page intentionally left blank.]

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     IN WITNESS WHEREOF, the Bank and the Borrowers have caused this Agreement to be signed under seal by their respective duly authorized officers as of the date set forth above.

                              Sincerely,

                              SILICON VALLEY EAST, a Division
                                 of Silicon Valley Bank

                              By:   /s/ Andrew H. Tsao
                                 ------------------------------
                                     Andrew H. Tsao
                                     Senior Vice President

                              SILICON VALLEY BANK

                              By:
                                 ------------------------------
                                     Name:
                                     Title:
                                     (signed in Santa Clara, CA)

                              BORROWERS:

                              LIONBRIDGE TECHNOLOGIES HOLDINGS B.V.

                              By:   /s/ Rory J. Cowan
                                 ------------------------------
                                     Rory J. Cowan
                                     Managing Director

                              LIONBRIDGE TECHNOLOGIES B.V.

                              By:   /s/ Rory J. Cowan
                                 ------------------------------
                                     Rory J. Cowan
                                     Managing Director

                              PARENT GUARANTOR:

                              LIONBRIDGE TECHNOLOGIES, INC.

                              By:   /s/ Rory J. Cowan
                                 ------------------------------
                                     Rory J. Cowan
                                     Chief Executive Officer